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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date of Event Reported):
                                  July 26, 2001

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                                 TELIGENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



        000-23387                                     54-1866562
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(Commission File Number)                   (IRS Employer Identification No.)



                               8065 Leesburg Pike
                                    Suite 400
                             Vienna, Virginia 22182
                    (Address of principal executive offices)
                                   (Zip Code)


        Registrant's telephone number, including area code (703) 762-5100


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Item 5.  Other Events

On July 24, 2001, Morris Lichtenstein, Michael Fischberger and Anthony Davidson resigned their seats on the Teligent, Inc. (the "Company") Board of Directors.

On July 26, 2001, Yoav Krill and Norman Klugman resigned their positions with the Company. Mr. Krill was the Company's Chief Executive Officer and a director and Mr. Klugman was the Company's Chief Financial Officer and Treasurer.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TELIGENT, INC.


Dated:  July 26, 2001               By: /s/ Stuart Kupinsky
                                        ----------------------------
                                        Name: Stuart Kupinsky
                                        Title: Senior Vice President,
                                               General Counsel and Secretary